PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Advances to third parties	$ 25,017	$ 30,545
Prepaid expenses	926	2,013
Deposits	85	172
Funds receivable	119	374
Other receivable	488	362
Advance to employees	478	2,812
Other current assets	473	2,436
Total	27,586	$ 38,714
Balance related to consignment sales	$ 2,600